UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2019

DORMAN PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices, and Zip Code)

(215) 997-1800

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DORM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders (“Annual Meeting”) of Dorman Products, Inc. (the “Company”) was held on May 20, 2019. During the Annual Meeting, shareholders were asked to consider and vote upon three proposals: (1) to elect seven directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (3) to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

On the record date of March 15, 2019, there were 33,002,715 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1.

The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Steven L. Berman	29,484,347	218,314	7,275	1,669,723
Kevin M. Olsen	29,519,589	183,067	7,280	1,669,723
John J. Gavin	29,327,422	375,233	7,281	1,669,723
Paul R. Lederer	25,873,708	3,828,867	7,361	1,669,723
Richard T. Riley	26,340,041	3,362,415	7,480	1,669,723
Kelly A. Romano	29,414,858	267,603	7,475	1,669,723
G. Michael Stakias	26,339,172	3,363,284	7,480	1,669,723

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
29,522,496	93,348	94,092	1,669,723

3.	KPMG LLP was ratified as the Company’s independent registered public accounting firm for the 2019 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
31,166,680	205,910	7,069

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: May 22, 2019	By:	/s/ David M. Hession
	Name:	David M. Hession
	Title:	Chief Financial Officer